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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                          Current Report Pursuant to
                            Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) January 14, 1997
                                                       ----------------


                                AGTSPORTS, INC.
              (Exact Name of Issuer as specified in its charter)



   Colorado                    0-21914                       84-1165916
---------------              -----------              --------------------------
(State or other              (Commission              (IRS Employer File Number)
jurisdiction of               File No.)
incorporation)



                                  P.O. Box 620
                              Tampa, Florida 33601
             ----------------------------------------------------
              (Address of principal executive offices zip code)



                                (813) 661-3209
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
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                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          See Item 5 below.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS.
          Effective January 10, 1997, the Registrant has consummated two acquisitions. The first was the acquisition of 100% of the issued and outstanding common stock of Tee Times of America, Inc., a Texas corporation (TTA). The second was the acquisition of all of the assets, including the receivables, contracts and proprietary property, but not the liabilities, of J.M. Golf, Inc., a Colorado corporation
          (JM). As a part of these acquisitions, the Registrant has entered into five year renewable employment agreements, stock option agreements, and non-compete agreements with the former principals of the respective acquirees, who will continue in the same capacities on behalf of the Registrant in the acquiree operations.

          TTA is a company which is in the business of providing computerized golf management systems, including the proprietary TeeMaster computer tee time system, to golf courses and resorts in the United States. Currently, these systems are installed and operational at the Presidio Golf Course and the Tahquitz Golf Resort. TTA also has contracts to install the Tee Master system at Ridgeview Ranch near Dallas, Texas, at the Hyatt Bear Creek in Colorado, and at Firewheel Golf Park.

          JM is a company which owned an electronic device for the golf industry, along with patents pending, known as the Micro Caddie. This device permits computerized individual scoring and recordkeeping of golf rounds, as well as providing information concerning the course being played. The Registrant intends to market this device as an adjunct to its other golf products and programs.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AGTsports, INC.


                                         By:  /s/  B. Mack DeVine
                                              ------------------------
                                              B. Mack DeVine
                                              Chief Executive Officer

Dated: January 14, 1997